                                                                    EXHIBIT 10.9
                                                                    ------------


                                 LEASE AGREEMENT



                  This Lease Agreement (this "Lease") is entered into and made as of the 31st day of January, 1999, by and between Distribution Land Corp., a Delaware corporation (hereinafter referred to as "Landlord") and Bath & Body Works, Inc., a Delaware corporation (hereinafter referred to as "Tenant").


                              W I T N E S S E T H:


                  WHEREAS, Landlord owns a certain office/warehouse distribution facility containing approximately 699,552 square feet of floor space identified on EXHIBIT A attached hereto and made a part hereof by this reference (the "Building"); and

                  WHEREAS, the Building is located upon an approximately 321.1 acre parcel of land located at the intersection of East Broad Street (State Route 16) and Taylor Road, Reynoldsburg, Ohio, which land is depicted on EXHIBIT A attached hereto and made a part hereof by this reference (the "Campus"); and

                  WHEREAS, Landlord wishes to lease to Tenant a portion of the Building as more particularly described in Section 1.02 below (the "Premises") and to grant to Tenant the right to utilize certain common areas and facilities located within the Building and the Campus, all subject to the terms and conditions of this Lease; and

                  WHEREAS, Tenant wishes to lease, from Landlord, a portion of the Building and to utilize those certain common areas and facilities located within the Building and the Campus.

                  NOW, THEREFORE, in consideration of the premises described above and the mutual promises set forth herein, Landlord and Tenant, intending to be legally bound, hereby agree as follows:


I -- LEASE OF PREMISES
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                  1.01 - LEASE OF PREMISES. Landlord, in consideration of the rents and covenants hereinafter set forth, does hereby demise, let and lease to Tenant, and Tenant does hereby hire, take and lease from Landlord, on the terms and conditions hereinafter set forth, the Premises, to have and to hold the same, with all appurtenances unto Tenant for the Term hereinafter specified.

                  1.02 - BASIC LEASE PROVISIONS.

                  A.       Building Address:  8525 East Broad Street
                                              Reynoldsburg, Ohio 43068

                  B. Building Description: an office/warehouse distribution facility, containing approximately 144,726 square feet of office space, 547,437 square feet of distribution space and 7,389 square feet of Building Common Area (as hereinafter defined)

                  C. Premises Description: the floors of the Building on which the Premises are located and the square footage of the Premises are depicted on the floor plan attached hereto as Exhibit B and made a part hereof by this reference.

                  D. Term: Fifteen (15) years, beginning on January 31, 1999 (the "Commencement Date") and ending on January 30, 2014 (the "Expiration Date")

                  E.       Annual Rent:

                           (i) Office space and Pro Rata Share of Building Common Areas - $16.15 per square foot, or $2,177,391.50

                           (ii) Distribution space - $4.35 per square foot, or $1,593,613.80

                           (iii)    Total Annual Rent of $3,771,005.30

                           (iv) The Annual Rent shall be subject to periodic adjustments as provided in Section 4.02 of this Lease

                  F.       Monthly Installments of Rent:  $314,250.44

                  G. Renewal Option(s): three (3) five (5) year Renewal Option(s) - See Section 4.05 of this Lease for terms of the Renewal Options

                  H.       Addresses for Notices and Payments:

                           Tenant:      Bath & Body Works, Inc.
                                        8525 East Broad Street
                                        Reynoldsburg, Ohio 43068

                           with a copy to:

                                        Bath & Body Works, Inc.
                                        Three Limited Parkway
                                        Columbus, Ohio 43230
                                        Attention:  Corporate Real Estate
                                                    Department

                           Landlord:    Distribution Land Corp.
                                        Three Limited Parkway
                                        Columbus, Ohio 43230

                           with a copy to:

                                        Distribution Land Corp.
                                        Three Limited Parkway
                                        Columbus, Ohio 43230
                                        Attention:  Corporate Real Estate
                                                    Department

                  I. Use: office/warehouse distribution use related to distribution for retail sale of men's, women's and children's apparel, accessories, personal care items and other products, and for all administrative activities relating thereto

                  1.03 - DESCRIPTION OF THE BUILDING, THE PREMISES AND THE COMMON AREAS.

                  J. THE BUILDING. The Building is depicted on the attached Exhibit A. The address and description of the Building are specified in Items A and B of the Basic Lease Provisions (which are set forth in Section 1.02 of this Lease).

                  K. THE PREMISES. The Premises consist of space which: (i) is located on the floor or floors of the Building designated on the attached EXHIBIT B, (ii) is located in one or more areas or parts of each such floor, and
(iii) is bound by the proposed or existing demising walls therefor, the approximate locations of such demising walls and space being marked in color or cross-hatched and shown on the diagram of the floor plan for each such floor, such diagram being attached to this Lease as EXHIBIT B and made a part hereof by this reference. The Premises also include that portion of the Building Common Areas (as defined in Section 1.03(L) of this Lease) which has been allocated to Tenant on the basis of the square footage of office space designated for Tenant's use in items (i), (ii) and (iii) above divided by the total square footage of office space located within the Building ("Pro Rata Share of Building Common Areas"). The approximate number of square feet contained in the area which comprises the Premises is also specified on EXHIBIT B.

                  L. COMMON AREAS. The Building is located within, and constitutes a part of, the Campus. The Campus has been improved with the Building, additional buildings and structures not subject to this Lease, security buildings and facilities and roadways, driveways, walkways, parking areas, loading areas, fences, walls, hedges, plantings, poles, ponds, lakes, signs, utility improvements, trees, plantings and other landscaping features (the Campus, excluding the Building, being referred to herein as the "Campus Common Areas"). The Building contains certain areas or parts which are designated for use in common by all of the tenants of the Building and their respective employees, agents, customers, and invitees. Such areas include entrances, exits and doors, lobbies, hallways, corridors and stairwells, elevators and restrooms, but excluding certain "special amenities" such as the cafeteria, mail room and reception area (all of which are referred to herein as the "Building Common Areas"). The Campus Common Areas and the Building Common Areas are sometimes referred to herein collectively as the "Common Areas".


II -- COMMON AREAS
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                  2.01 - USE OF BUILDING COMMON AREAS. Subject to Landlord's right at any time to use the Building Common Areas for its own purposes and the right of any other tenant to operate the Building Common Areas, Landlord hereby gives to Tenant and its employees, agents, customers and invitees, the nonexclusive right to use the Building Common Areas in common with and subject to the rights given to other tenants of the Building.

                  2.02 - USE OF CAMPUS COMMON AREAS. Subject to Landlord's right at any time to use the Campus Common Areas for its own purposes, Landlord hereby gives to Tenant and its employees, agents, customers and invitees, the nonexclusive right to use the Campus Common Areas.

                  2.03 - RULES AND REGULATIONS FOR COMMON AREAS. The Campus Common Areas and the Building Common Areas shall at all times be subject to the exclusive management and control of Landlord which shall have the right, from time to time, to establish, modify and enforce reasonable rules and regulations with respect to all such Common Areas, and the use of such Campus Common Areas and the Building Common Areas by Tenant, its subtenants and their respective employees, agents, customers and invitees shall be subject to such rules and regulations. Such rules and regulations may include, but shall not be limited to, restrictions on parking, hours of operation, access routes, hours of access to the Building and the Campus, rules with respect to the Building and such other matters as may be deemed appropriate by Landlord from time to time.

                  2.04 - CHANGES IN COMMON AREAS. Landlord may do and perform such acts in and to the Campus Common Areas and the Building Common Areas, respectively, as it shall determine to be advisable. Landlord hereby reserves the right to make reconfigurations, alterations, additions, deletions or changes to the Campus Common Areas and Building Common Areas, respectively, including, but not limited to, changes in the size and configuration of said Common Areas. Landlord reserves the right to restrict and limit the use of the Campus Common Areas and Building Common Areas, respectively, by Tenant, its subtenants and their respective employees, agents, customers and invitees.

                  2.05 - MAINTENANCE OF COMMON AREAS. Subject to the provisions of Section 4.03 hereof, Landlord shall adequately maintain the Campus Common Areas and Building Common Areas, respectively, in a good and usable condition throughout the Term of this Lease.

                  2.06 - COMMON AREA CAPITAL IMPROVEMENTS. Landlord may make capital improvements to the Campus Common Areas and Building Common Areas, respectively.


III -- TERM AND POSSESSION
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                  3.01 - TERM. The Term of this Lease shall be for the period of years and months specified in Item D of the Basic Lease Provisions; and shall begin and end on the Commencement Date and Expiration Date, respectively, specified in Item D of the Basic Lease Provisions, unless the Term of this Lease is renewed, modified or terminated as provided elsewhere herein.

                  3.02 - TENANT'S ACCEPTANCE OF THE PREMISES. Tenant hereby accepts the Premises in an "as is" condition and acknowledges that Landlord has made no representations or warranties with respect thereto, and that Tenant has inspected the Premises and found it to be in satisfactory condition.

                  3.03 - SURRENDER OF THE PREMISES. Upon the expiration or earlier termination of this Lease, or upon the exercise by Landlord of its right to re-enter the Premises without terminating this Lease, Tenant shall immediately surrender the Premises to Landlord, together with all alterations, improvements and other property as provided elsewhere herein, in broom-clean condition and in good order, condition and repair, except for ordinary wear and tear and damage which Tenant is not obligated to repair, failing which Landlord may restore the Premises to such condition at Tenant's expense. Upon such expiration or termination, Tenant may, provided Tenant is not in default and unless prohibited from doing so by other provisions of this Lease, have the right to remove its personal property and trade fixtures. Tenant shall promptly repair any damage caused by any such removal, and shall restore the Premises to the condition existing prior to the installation of the items so removed, ordinary wear and tear and damage which Tenant is not obligated to repair excepted. If Tenant fails to remove any and all such trade fixtures from the Premises on the Expiration Date or earlier termination of this Lease, all such trade fixtures shall become the Property of Landlord, unless Landlord elects to require their removal, in which case Tenant shall, at its cost, promptly remove the same and restore the Premises to its prior condition.

                  3.04 - HOLDING OVER. In the event that Tenant shall not immediately surrender the Premises on the Expiration Date of the Term hereof, Tenant shall, by virtue of the provisions hereof, become a tenant by the month at the monthly rent in effect during the last month of the Term of this Lease, which monthly tenancy shall commence with the first day next after the Expiration Date. Tenant, as a monthly tenant, shall be subject to all of the terms, conditions, covenants and agreements of this Lease. Tenant shall give to Landlord at least thirty (30) calendar days written notice of any intention to quit the Premises, and Tenant shall be entitled to thirty (30) calendar days written notice to quit the Premises, unless Tenant is in default hereunder, in which event Tenant shall not be entitled to any notice to quit, the usual thirty
(30) calendar days notice to quit being hereby expressly waived. Notwithstanding the foregoing provisions of this Section 3.04, in the event that Tenant shall hold over after the expiration of the Term of this Lease, and if Landlord shall desire to regain possession of the Premises promptly at the expiration of the Term of this Lease, then, at any time prior to Landlord's acceptance of rent from Tenant as a monthly tenant hereunder, Landlord, at its option, may forthwith re-enter and take possession of the Premises without process, or by any legal process in force.

                  3.05 - RENEWAL OPTIONS. So long as Tenant is not in default under the terms of this Lease, Landlord does hereby grant to Tenant the right and option to extend and renew the fifteen (15) year Term of this Lease (herein called the "Initial Term") for three (3) additional period(s) of five (5) years each (herein the "Renewal Term(s)"), beginning on the date immediately following the Expiration Date of the Initial Term or the preceding Renewal Term, as appropriate, upon the same terms, conditions, covenants and provisions as are provided in this Lease (except the Rent, which will be subject to adjustment as provided in Section 4.02 hereof). Unless in respect of each Renewal Term Landlord or Tenant notifies the other party, at least one (1) year prior to the expiration of the Initial Term or Renewal Term then in effect, of its intent not to extend and renew the Term of this Lease, then the Tenant shall be deemed to have exercised its Renewal Option in respect of that Renewal Term. If the Renewal Option is exercised as provided herein, then this Lease shall be amended to reflect the changes which will result from such extension of the Term of this Lease, including the modification to all references in the Lease to the "Term" thereof (as defined in Section 3.01) to include the Renewal Term as well as the Initial Term.

IV -- RENT
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                  4.01 - RENT.

                  MONTHLY RENT. Commencing on January 31, 1999, Tenant shall pay to Landlord, as Rent for the Premises, the annual sum specified in Item E of the Basic Lease Provisions, payable in equal consecutive monthly installments as specified in Item F of the Basic Lease Provisions, in advance, on or before the first day of each and every calendar month during the Term of this Lease; provided, however, that if the Expiration Date shall be a day other than the first day of a calendar month, the Rent installment for such last fractional month shall be prorated on the basis of the number of days during the month this Lease was in effect in relation to the total number of days in such month.

                  4.02 - RENT ADJUSTMENT.

                  A. CPI ADJUSTMENTS DURING THE INITIAL TERM. Commencing on the first (1st) anniversary of the Commencement Date and continuing on the same date every year thereafter during the Initial Term, the Rent due and payable to Landlord shall be adjusted for the next succeeding year. The adjusted Rent for each year shall be equal to the Rent paid during the immediately preceding twelve (12) month period (the "lease year") increased by a percentage equal to the percentage increase in the CPI (as hereinafter defined) computed by comparing the CPI figure for that month which is two (2) months prior to the adjustment date (the "adjustment month") with the CPI figure for the month occurring twelve (12) months prior to the adjustment month (the "base month"). For example, in computing the percentage increase for the lease year commencing January 31, 2002, the percentage increase in the CPI would be determined by comparing the CPI figure for November, 2001, the adjustment month, with the CPI figure for November, 2000, the base month, and similar comparisons would be made using the CPI figures for adjustment months and base months every year thereafter. For the purposes hereof, "CPI" shall mean the Consumer Price Index, published by the Bureau of Labor Statistics of the United States Department of Labor, in the column for "all items" in the table titled "Consumer Price Index for all Urban Consumers: U.S. City average, 1982-1984 = 100".

                  If the CPI at any time herein is no longer published or issued, Landlord and Tenant shall agree on such other index as is then generally recognized for determination of purchasing power in the United States.

                  B. ADJUSTMENTS DURING THE RENEWAL TERM. Commencing on the first day of each Renewal Term the Rent shall be adjusted to an amount which, in Landlord's reasonable judgment, is equal to the then current market rental rate for similar buildings, in similar locations and in the same geographic area. Provided, however, in no event shall the Rent for the Renewal Term be less than the Rent which was paid by Tenant during the immediately preceding Term. Commencing on the first anniversary of such date and continuing on the same date every year thereafter during the Renewal Term, the Rent due and payable to Landlord shall be adjusted for the next succeeding year. The adjusted Rent for each year shall be equal to the Rent paid during the immediately preceding 12 month period (the "lease year") increased by a percentage equal to the percentage increase in the CPI computed by comparing the CPI figure for that month which is two months prior to the adjustment date (the "adjustment month") with the CPI figure for the month occurring 12 months prior to the adjustment month (the "base month"). For example, in computing the percentage increase for the lease year commencing January 31, 2002, the percentage increase in the CPI would be determined by comparing the CPI figure for November, 2001, the adjustment month with the CPI figure for November, 2000, the base month, and similar comparisons will be made using the CPI figures for adjustment months and base months every year thereafter.

                  C. EXTRAORDINARY CAPITAL EXPENDITURES. If, during the Term of this Lease, Landlord should agree to make any extraordinary Capital Improvements to the Premises, such extraordinary Capital Improvements being the result of either (i) Tenant's request, or (ii) Landlord's determination, in its sole discretion, that, due to Tenant's activities upon the Premises such improvements are necessary, then Landlord may either immediately charge Tenant for the costs of all such Capital Improvements, which costs shall be paid by Tenant within 30 days of Landlord's request therefor, or add to the Rent (to be paid in monthly installments), an amount equal to the annual depreciation or amortization with respect to the cost of such equipment or capital improvement, as determined by Landlord in accordance with generally accepted accounting principles, together with interest on such cost or the unamortized balance thereof at the rate as may have to be paid by or accrued on the books of Landlord on the unamortized balance.

                  D. EXTRAORDINARY SERVICES. If, during the Term of this Lease, Landlord provides to Tenant services, including but not limited to repair, maintenance and janitorial services, (i) in excess of those normally required to maintain the Building in a manner consistent with similar buildings, in similar locations in the same geographic areas, and (ii) such extraordinary services are the result of or made necessary as a result of Tenant's activities within the Premises, then Landlord shall have the right to calculate the cost of such extraordinary services and to charge Tenant the cost thereof. All such charges shall be calculated and charged to Tenant, on a monthly basis, to be paid by Tenant as Rent hereunder.

                  4.03 - LATE PAYMENT SERVICE CHARGE; INTEREST. In the event any installment of Rent, or any other amount which may become due under this Lease is not paid when due, and such nonpayment continues for a period of ten (10) days after Landlord gives to Tenant written notice of such nonpayment, then, for each and every such payment, Tenant shall immediately pay a service charge equal to five percent (5%) of the amount not timely paid, together with interest on the amount not timely paid at the rate of eight percent (8%) per annum, from the due date of such payment until paid. The provisions of this Section 4.03 shall not be construed to extend the date for payment of Rent, or any other amount which may become due under this Lease, or to relieve Tenant of its obligations to pay all such items at the time or times herein stipulated, and neither demand for, nor collection by Landlord of, late payment service charges and interest pursuant to this Section 4.03 shall be construed as a cure of any default in payment by Tenant.


V -- USE OF PREMISES
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                  5.01 - SPECIFIC USE. The Premises shall be occupied and used exclusively for the purposes specified in Item I of the Basic Lease Provisions and for purposes incidental thereto, and shall not be used for any other purposes.

                  5.02 - COVENANTS REGARDING USE. In connection with its use of the Premises, Tenant agrees to do the following:

                  A. Tenant shall use the Premises and conduct its business therein in a safe, careful, reputable and lawful manner; shall keep any garbage, trash, rubbish or other refuse in sealed containers within the interior of the Premises until removed and placed in a dumpster or other authorized container for the deposit of garbage and refuse, which shall be located in an area designated by Landlord.

                  B. Tenant shall not commit, nor allow to be committed, in, on or about the Premises any act of waste, including any act which might deface, damage or destroy the Premises or any part thereof; use or permit to be used within the Premises any hazardous substance, equipment, or other thing which might cause injury to person or property or increase the danger of fire or other casualty in, on or about the Premises; or permit any objectionable or offensive noise or odors to be emitted from the Premises. Notwithstanding the foregoing, Landlord acknowledges that Tenant will utilize certain distribution equipment which, but for this sentence, might be deemed to violate this provision and use of such equipment is expressly permitted.

                  C. Tenant shall not use the Premises, or allow the Premises to be used, for any purpose or in any manner other than the permitted uses which would, in Landlord's opinion, invalidate any policy of insurance now or hereafter carried on the Premises or the Building or increase the rate of premiums payable on any such insurance policy. Should Tenant fail to comply with this covenant, Landlord may, at its option, require Tenant to stop engaging in such activity or to reimburse Landlord as additional rent for any increase in premiums charged during the Term of this Lease on the insurance carried by Landlord on the Premises and the Building and attributable to the use being made of the Premises by Tenant.

                  5.03 - ACCESS TO AND INSPECTION OF THE PREMISES. Landlord, its employees and agents, shall have the right to enter any part of the Premises, at all reasonable times after reasonable notice, for the purpose of examining or inspecting the same, showing the same to prospective purchasers, mortgagees or tenants, and for making such repairs, alterations or improvements to the Premises and the Building as Landlord may deem necessary or desirable. Landlord shall incur no liability to Tenant for such entry, except with respect to the negligence or intentional, wrongful acts or omissions of Landlord, its agents, employees and invitees, nor shall such entry constitute an eviction of Tenant or a termination of this Lease, or entitle Tenant to any abatement of rent therefor.

                  5.04 - COMPLIANCE WITH LAWS. Tenant shall comply with all laws, statutes, ordinances, rules, regulations and orders of any federal, state, municipal, or other government or agency thereof having jurisdiction over and relating to the use and occupancy of the Premises, including any such laws, statutes or regulations requiring modifications or alterations to the Premises.

                  5.05 - RULES AND REGULATIONS. The Building shall at all times be subject to the management and control of the Landlord, and Landlord shall have the right, from time to time, to establish, modify and enforce reasonable rules and regulations with respect to the Building, and the use of the Building by Tenant, its subtenants and their respective employees, agents, customers and invitees shall be subject to such rules and regulations. Such rules and regulations may include, but shall not be limited to restrictions upon Tenant's hours of operation, noise levels with the Building, load placement and utility usage.


VI -- UTILITIES, EQUIPMENT MAINTENANCE AND OTHER SERVICES
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                  6.01 - ELECTRIC, GAS AND WATER. Landlord, or Limited Distribution Services, Inc. ("LDS"), acting as Landlord's agent, shall contract with the appropriate public utilities companies or other providers supplying electric, gas, water, sanitary sewer and all other utilities and services to the Premises or to Tenant and shall pay directly all charges for such services from and after the Commencement Date. Thereafter, Landlord or LDS shall reasonably allocate these utility or service charges attributable to the Premises or to Tenant and, on a periodic basis, provide to Tenant a written statement detailing Tenant's allocation thereof. Tenant shall pay to Landlord or LDS, as appropriate, within fifteen (15) days of Tenant's receipt of the written statement therefor, all such utility and service charges.

                  6.02 - EQUIPMENT MAINTENANCE. LDS shall provide all maintenance as is required to or deemed advisable for Tenant's distribution center equipment located within the Premises. Tenant shall pay directly to LDS all sums charged by LDS in connection with such equipment maintenance.

                  6.03 - JANITORIAL AND REFUSE COLLECTION SERVICE. Landlord shall contract for janitorial and refuse collection services for the Premises and shall pay for all charges for such services.

                  6.04 - DISCONTINUANCES AND INTERRUPTIONS OF UTILITY SERVICES. Neither Landlord nor LDS shall be liable to Tenant in damages or otherwise (i) if any utilities shall become unavailable from any public utility company, public authority, or any other person supplying or distributing such utility, or
(ii) for any interruption in any utility service (including, without limitation, any heating, ventilation or air conditioning) caused by the making of any necessary repairs or improvements or by any cause beyond Landlord's and LDS's reasonable control, and the same shall not constitute a termination of this Lease or an eviction of Tenant.

                  6.05 - CAFETERIA, MAIL ROOM AND RECEPTION SERVICES. Included within the Premises are areas designated for use as the cafeteria and the mail room. Excluded from the Premises, but comprising part of the Building Common Areas, is the reception area (the cafeteria, mailroom and reception area being referred to herein as the "Special Amenities"). Tenant shall maintain, staff and operate the Special Amenities, including providing security services, for the benefit of all tenants within the Building. Tenant will also control the Special Amenities for purposes of decorating and equipping the areas in which each of the Special Amenities is located. Tenant will charge directly the other tenants within the Building for the use of the Special Amenities. Neither Landlord nor LDS shall be liable to Tenant or any other tenant in the Building as a result of Tenant's operation of the Special Amenities.


VII -- SIGNS
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                  7.01 - SIGNS. Tenant shall not inscribe, paint, affix or display any signs, advertisements or notices on the Premises, the Building, or the Campus without Landlord's prior written consent, which consent Landlord shall have no obligation to give and which may be given or withheld in Landlord's sole discretion.


VIII -- REPAIRS, MAINTENANCE, ALTERATIONS, IMPROVEMENTS
-------------------------------------------------------
         AND FIXTURES
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                  8.01 - REPAIR AND MAINTENANCE OF BUILDING. Landlord shall keep and maintain the Building (including all doors, whether interior or exterior, any plate glass in the exterior walls and doors, the roof, exterior and interior structural walls, and the foundation) and the electrical, plumbing, heating, ventilation and air conditioning systems serving the Building in good order, condition and repair, and shall make all necessary repairs to the Building and the electrical, plumbing, heating, ventilation and air conditioning systems serving the Building, and will make all replacements from time to time required thereto.

                  8.02 - REPAIR AND MAINTENANCE OF PREMISES. Landlord shall provide cleaning, janitorial, maintenance, repair and restoration services to the Premises. If a repair is needed to so maintain the Building, then Tenant shall give to Landlord verbal notice, and as soon thereafter as possible confirming written notice, of such need for repair. Within a reasonable period of time thereafter, Landlord shall examine the item or matter described in Tenant's notice, and if Landlord should determine that such item or matter is in need of repair, Landlord shall make such repair.

                  8.03 - ALTERATIONS OR IMPROVEMENTS. Tenant shall neither make, nor permit to be made, any alterations or improvements to the Premises without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. If Landlord allow Tenant to make any such alterations or improvements, Tenant shall make the same in accordance with all applicable laws and building codes, in a good and workmanlike manner and in quality equal to or better than the original construction of the Building, and shall comply with such requirements as Landlord considers necessary or desirable, including, without limitation, requirements as to the manner in which and the times at which such work shall be done and the contractor or subcontractors to be selected to perform such work. Tenant shall promptly pay all costs attributable to such alterations and improvements and shall indemnify Landlord against any mechanics' liens or other liens or claims filed or asserted as a result thereof and against any costs or expenses which may be incurred as a result of building code violations attributable to such work. Tenant shall promptly repair any damage to the Premises and the Building caused by any such alterations or improvements. Any alterations or improvements to the Premises, except movable equipment and trade fixtures, shall become a part of the realty and the property of Landlord, and shall not be removed by Tenant.

                  8.04 - TRADE FIXTURES. Any trade fixtures installed in the Premises by Tenant at its own expense, such as movable partitions, counters, shelving, and the like, may and, at the request of Landlord, shall be removed on the Expiration Date or earlier termination of this Lease, provided that Tenant is not then in default, that Tenant bears the cost of such removal, and further that Tenant repairs, at its own expense, any and all damage to the Premises and the Building resulting from such removal. If Tenant fails to remove any and all such trade fixtures from the Premises on the Expiration Date or earlier termination of this Lease, all such trade fixtures shall become the property of Landlord, unless Landlord elects to require their removal, in which case Tenant shall, at its cost, promptly remove same and restore the Premises to its prior condition.


IX -- FIRE OR OTHER CASUALTY; CASUALTY INSURANCE
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                  9.01 - DAMAGE OR DESTRUCTION BY CASUALTY. If the Building should be substantially destroyed or damaged (which, as used herein, means destruction or material damages to at least fifty percent (50%) of the Building) by fire or other casualty, then either party hereto may, at its option, terminate this Lease by giving written notice thereof to the other party within thirty (30) calendar days after the date of such casualty. In such event, all Rent due under this Lease shall be apportioned to and shall cease as of the date of such casualty, and Tenant shall be given a reasonable period of time, not to exceed forty-five (45) calendar days after receipt of written notice of termination (or fourteen (14) days after giving notice of termination to Landlord as appropriate) under this Section 9.01, in which to remove its trade fixtures and personal property, whereupon both parties shall be released from all further obligations and liability hereunder (except for any obligations previously incurred hereunder). If neither party exercises this option, then the Building shall be reconstructed and restored at Landlord's expense, to substantially the same condition as it was prior to the casualty; provided, however, that, if Tenant has made any additional improvements pursuant to
Section 8.03, Tenant shall reimburse Landlord for the cost of reconstructing the same. In the event of such reconstruction, all Rent due under this Lease shall be abated from the date of the casualty until such substantial completion of the reconstruction repairs; and this Lease shall continue in full force and effect for the balance of the Term. Landlord shall use reasonable diligence in completing such reconstruction repairs. Notwithstanding the foregoing, if the Premises are substantially destroyed or damaged (which, as used herein, means destruction or material damages to at least fifty percent (50%) of the Premises, as applicable), then Tenant may, at its option, terminate this Lease by giving written notice thereof to Landlord within thirty (30) calendar days after the date of such casualty. In such event, all Rent due under this Lease shall be apportioned to and shall cease as of the date of such casualty, and Tenant shall be given a reasonable period of time, not to exceed thirty-five (35) calendar days, in which to remove its trade fixtures and personal property, whereupon both parties shall be released from all further obligations and liabilities hereunder (except for any obligations previously incurred hereunder).

                  9.02 - CASUALTY INSURANCE. Landlord shall obtain and pay for insurance against fire and other casualty in respect of the Building. Landlord shall not be responsible for, and shall not be obligated to insure against, any loss of or damage to any personal property of Tenant or which Tenant may have in the Premises, or any trade fixtures installed by or paid for by Tenant in the Premises, or any additional improvements which Tenant may construct in the Premises, as provided in Section 8.03.

                  9.03 - WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive any and all right that they may have to recover from the other damages for any loss occurring to them by reason of any act or omission of the other, but only to the extent that the waiving party is actually compensated therefor by insurance; provided that this waiver shall be effective only with respect to loss or damage occurring during such time as the waiving party's coverage under the appropriate policy of insurance is not adversely affected by this waiver. If, in order to avoid such adverse effect, an endorsement must be added to any insurance policy required hereunder, Landlord and Tenant shall cause such endorsement immediately to be added and thereafter maintained throughout the Term of this Lease.

X -- GENERAL PUBLIC LIABILITY, INDEMNIFICATION AND INSURANCE
------------------------------------------------------------

                  10.01 - INDEMNIFICATION. Tenant shall indemnify Landlord and hold it harmless from any and all liability for any loss, damage or injury to person or property occurring in, on or about the Campus, the Building and the Premises, regardless of cause, except for that caused by the negligence or intentional wrongful acts of Landlord and its employees, agents, customers and invitees; and Tenant hereby releases Landlord from any and all liability for the same. Landlord shall indemnify Tenant and hold it harmless from any and all liability for any loss, damage or injury to person or property resulting from the gross negligence or intentional wrongful acts of Landlord and its employees, agents, customers and invitees; and Landlord hereby releases Tenant from any and all liability for the same. The obligation to indemnify hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgments, settlements, costs, fees and expenses, including attorneys' fees, incurred in connection therewith.

                  10.02 - TENANT'S INSURANCE. Tenant, shall, at all times during the Term of this Lease, carry, at its own expense, policies of insurance, with such coverages, in such amounts, and with such insurers as are reasonably acceptable to Landlord, covering Tenant's property and fixtures located in the Premises.


XI -- EMINENT DOMAIN
--------------------

                  11.01 - EMINENT DOMAIN. If the whole or any part of the Building shall be taken for public or quasi-public use by a governmental or other authority having the power of eminent domain, or shall be conveyed to such authority in lieu of such taking, and if such taking or conveyance shall cause the remaining part of the Building to be untenantable and inadequate for use by Tenant for the purpose for which it was leased, then Tenant may, at its option, terminate this Lease as of the date Landlord is required to surrender possession of the Building. In such event, all Rent due under this Lease shall be apportioned to and shall cease as of the date Landlord is required to surrender possession of the Building, and Landlord and Tenant shall be released from all further obligations and liability hereunder (except for any obligations previously incurred hereunder). If a part of the Building shall be taken or conveyed, but the remaining part is tenantable and adequate for Tenant's use, Landlord shall make such repairs, alterations and improvements (exclusive of repairs, alterations or improvements to tenant improvements, if any, installed by Tenant pursuant to Section 8.03) as may be necessary to render the part not taken or conveyed tenantable. If such taking or conveyance includes any part of the Premises, the Rent shall be reduced in proportion to the part of the Premises so taken or conveyed. All compensation awarded for such taking or conveyance shall be the property of Landlord, without any deduction therefrom for any present or future estate of Tenant, and Tenant hereby assigns to Landlord all of its right, title and interest in and to any such award. However, Tenant shall have the right to recover from such authority, but not from Landlord, such compensation as may be awarded to Tenant on account of moving and relocation expenses and depreciation to and removal of Tenant's trade fixtures and personal property and alterations or tenant improvements, if any, installed by Tenant pursuant to
Section 8.03.


XII -- LIENS
------------

                  12.01 - LIENS. If, because of any act or omission of Tenant or anyone claiming by, through or under Tenant, any mechanic's lien or other lien shall be filed against the Campus, the Building, the Premises or against other property of Landlord (whether or not such lien is valid or enforceable as such), Tenant shall, at its own expense, cause the same to be discharged or bonded of record within a reasonable time, not to exceed thirty (30) calendar days after the date Tenant becomes aware of the filing thereof, and shall also indemnify Landlord and hold it harmless from any and all claims, losses, damages, judgments, settlements, costs and expenses, including attorneys' fees, resulting therefrom or by reason thereof.




XIII -- ASSIGNMENT AND SUBLETTING
---------------------------------

                  13.01 - ASSIGNMENT AND SUBLETTING. Tenant will not assign, transfer, mortgage, or otherwise encumber this Lease or sublet or rent (or permit occupancy or use of) the Premises, or any part thereof, without obtaining the prior written consent of Landlord, which consent Landlord shall have no obligation to give and which may be given or withheld in Landlord's sole discretion.


XIV - TRANSFER BY LANDLORD
--------------------------

                  14.01 - ASSIGNMENT OF RIGHTS. Landlord shall have the right to assign its rights under this Lease at any time during the Term of this Lease, subject only to the rights of Tenant hereunder; and such assignment shall operate to release Landlord from liability hereunder for all acts or omissions occurring after the date of such assignment.

                  14.02 - SUBORDINATION. Unless a mortgagee shall otherwise elect, as provided in Section 14.03, this Lease is and shall be subject and subordinate to the lien of any and all mortgages (which term "mortgages" shall include both construction and permanent financing and shall include deeds of trust and similar security instruments) which may now or hereafter encumber or otherwise affect this Lease, the Building, the Campus, or both, and to all and any renewals, extensions, modifications, recastings or refinancings thereof. In confirmation of such subordination, Tenant shall, at the request of Landlord, promptly execute any requisite or appropriate certificate or other document. Tenant agrees that in the event that any proceedings are brought for the foreclosure of any such mortgage, Tenant shall attorn to the purchaser at such foreclosure sale, if requested to do so by such purchaser, and to recognize such purchaser as the landlord under this Lease, provided that such purchaser agrees not to disturb Tenant's possession and other rights under this Lease so long as Tenant is not in default hereunder, and Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder, in the event that any such foreclosure proceeding is prosecuted or completed.

                  14.03 - MORTGAGEE'S UNILATERAL SUBORDINATION. If a mortgagee shall so elect by notice to Tenant or by the recording of a unilateral declaration of subordination, this Lease and Tenant's rights hereunder shall be superior and prior in right to the mortgage of which such mortgagee has the benefit, with the same force and effect as if this Lease had been executed, delivered and recorded prior to the execution, delivery and recording of such mortgage, subject, nevertheless, to such conditions as may be set forth in any such notice of declaration which do not result in Tenant's occupancy under this Lease being disturbed while Tenant is not in default hereunder.

                  14.04 - SUBORDINATION TO COVENANTS, CONDITIONS AND RESTRICTIONS. Tenant agrees that this Lease shall be subordinate and subject to any covenants, conditions, easements and restrictions ("CCR's") which Landlord, in its sole discretion, has previously or hereafter grants or adopts with respect to or imposes upon the Campus, or any portion thereof, as long as such CCR's do not substantially impair Tenant's use of the Premises for the permitted uses hereunder. In confirmation of such subordination, Tenant shall, at Landlord's request, promptly execute any requisite or appropriate certificate or other document.

                  14.05 - EXCULPATION. If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed, and if, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the Landlord's interest in the Building and out of rents or other income from the Building receivable by Landlord, or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's interest in the Building, subject, nevertheless, to the rights of any mortgagee, and neither Landlord nor any of the shareholders, directors or officers of Landlord shall be liable for any deficiency.


XV -- DEFAULTS AND REMEDIES
---------------------------

                  15.01 - DEFAULTS BY TENANT. The occurrence of any one or more of the following events shall be a default and breach of this Lease by Tenant:

                  A. Tenant shall fail to pay any monthly installment of Rent within five (5) calendar days after the same shall be due and payable, or any other sum(s) within ten (10) calendar days after the same shall be due and payable, and such nonpayment continues for a period of ten (10) days after Landlord gives to Tenant written notice of such nonpayment.

                  B. Tenant shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) calendar days or more after notice thereof from Landlord; provided, however, that if the term, condition, covenant or obligation to be performed by Tenant is of such nature that the same cannot reasonably be performed within such thirty (30) day period, such default shall be deemed to have been cured if Tenant commences such performance within said thirty (30) day period and thereafter diligently completes the same.

                  C. A trustee or receiver shall be appointed to take possession of substantially all of Tenant's assets in or about the Premises or of Tenant's interest in this Lease (and Tenant does not regain possession within sixty (60) calendar days after such appointment); Tenant makes an assignment for the benefit of creditors; or substantially all of Tenant's assets in or about the Premises or Tenant's interest in this Lease are attached or levied upon under execution (and Tenant does not discharge the same within sixty (60) calendar days thereafter).

                  D. A petition in bankruptcy, insolvency, or for reorganization or arrangement is filed by or against Tenant pursuant to any federal or state statute (and, with respect to any such petition filed against it, Tenant fails to secure a stay or discharge thereof within sixty (60) calendar days after the filing of the same).

                  15.02 - REMEDIES OF LANDLORD - Upon the occurrence of any event of default set forth in Section 15.01, Landlord shall have the following rights and remedies, in addition to those allowed by law, any one or more of which may be exercised without further notice to or demand upon Tenant:

                  E. Landlord may re-enter the Premises and cure any default of Tenant, in which event Tenant shall reimburse Landlord as additional rent for any costs and expenses which Landlord may incur to cure such default; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action, regardless of whether caused by Landlord's negligence or otherwise.

                  F. Landlord may terminate this Lease as of the date of such default, in which event: (1) neither Tenant nor any person claiming under or through Tenant shall thereafter be entitled to possession of the Premises, and Tenant shall immediately thereafter surrender the Premises to Landlord; (2) Landlord may re-enter the Premises and dispossess Tenant or any other occupants of the Premises by force, summary proceedings, ejectment or otherwise, and may remove their effects, without prejudice to any other remedy which Landlord may have for possession or arrearages in rent; and (3) notwithstanding the termination of this Lease (a) Landlord may recover from Tenant, as general damages, the maximum amount allowed by law, which, at a minimum, shall be the present value of the balance of the Rent which would have been due and payable for the balance of the Term of this Lease, less the present value of the fair rental value of the Premises for such period (with said present values being determined using an eight percent (8%) discount rate), whereupon Tenant shall be obligated to pay the same to Landlord, together with all costs, losses and damages which Landlord may sustain by reason of such termination and re-entry, or (b) Landlord may relet all or any part of the Premises for a term different from that which would otherwise have constituted the balance of the Term of this Lease, and for rent and on terms and conditions different from those contained herein, whereupon Tenant shall immediately be obligated to pay to Landlord, as liquidated damages, the difference between the Rent provided for herein and that provided for in any lease covering a subsequent reletting of the Premises, for the period which would otherwise have constituted the balance of the Term of this Lease, together with all of Landlord's costs and expenses for preparing the Premises for reletting, including all repairs, brokers' and attorneys' fees, and all costs, losses and damages which Landlord may sustain by reason of such termination, re-entry and reletting, it being expressly understood and agreed that the liabilities and remedies specified in clauses (a) and (b) hereof shall survive the termination of this Lease. Notwithstanding the foregoing, Landlord shall use all reasonable efforts to mitigate its damages.

                  G. Landlord may sue for injunctive relief or to recover damages for any loss resulting from the breach.

                  15.03 - NON-WAIVER OF DEFAULTS. The failure or delay by Landlord or Tenant to enforce or exercise, at any time, any of the rights or remedies or other provisions of this Lease shall not be construed to be a waiver thereof, nor affect the validity of any part of this Lease or the right of Landlord or Tenant thereafter to enforce each and every such right or remedy or other provision. No waiver of any default and breach of the Lease shall be held to be a waiver of any other default and breach. The receipt by Landlord of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or omission by Landlord or its employees or agents during the Term of this Lease shall be deemed an acceptance or a surrender of the Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

XVI -- NOTICE AND PLACE OF PAYMENT
----------------------------------

                  16.01 - NOTICE. Any notice or other communication required or permitted to be given to a party under this Lease shall be in writing, unless otherwise specified in this Lease, and shall be given by one of the following methods to such party at the address set forth in Item H of the Basic Lease
Provisions: (1) it may be sent by registered or certified United States mail, return receipt requested and postage prepaid, or (2) it may be sent by ordinary United States mail or delivered in person or by courier, telecopier, telex, telegram, interconnected computers, or any other means for transmitting a written communication. Any such notice shall be deemed to have been given as follows: (i) when sent by registered or certified United States mail, as of the earlier of date of delivery shown on the receipt, or as of the second calendar day after it was mailed, and (ii) when delivered by any other means, upon receipt. Either party may change its address for notice by giving written notice thereof to the other party.

                  16.02 - PLACE OF PAYMENT. All rent and other payments required to be made by Tenant to Landlord shall be made by inter-company transfers or shall be delivered or mailed to Landlord at the address specified in Item H of the Basic Lease Provisions, or any other address Landlord may specify from time to time by written notice given to Tenant.


XVII -- HAZARDOUS SUBSTANCES
----------------------------

                  17.01 - HAZARDOUS SUBSTANCES. Tenant shall not cause or permit any Hazardous Substance (as hereinafter defined) to be used, stored, generated or disposed of on or in the Premises, the Building or the Campus by Tenant, Tenant's agents, employees, contractors, invitees or sublessees, without first obtaining Landlord's written consent. If Hazardous Substances are used, stored, generated or disposed of on or in the Premises, or if the Premises, the Building or the Campus becomes contaminated in any manner for which Tenant is legally liable, Tenant shall indemnify and hold harmless Landlord from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, a decrease in value of the Building or the Campus, damages caused by loss or restriction of rentable or usable space, or any damages caused by adverse impact on marketing of the space, and any and all sums paid for settlement of claims, attorneys' fees, consultant and expert fees) arising during or after the Term of the Lease, and arising as a result of that contamination by Tenant. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, removal or restoration mandated by a federal, state or local agency or political subdivision. Without limitation of the foregoing, if Tenant causes or permits the presence of any Hazardous Substance on or in the Premises, the Building or the Campus and that results in contamination, Tenant shall promptly, at its sole expense, take any and all necessary actions to return the Premises, the Building and the Campus to the condition existing prior to the presence of any such Hazardous Substance on or in the Premises. Tenant shall first obtain Landlord's approval for any such remedial action. As used herein, "Hazardous Substance" means any substance that is toxic, ignitable, reactive or corrosive and that is regulated by any local government, the State of Ohio, or the United States Government. "Hazardous Substance" includes any and all materials or substances that are defined as "hazardous waste", "extremely hazardous waste", or a "hazardous substance" pursuant to state, federal or local government law. "Hazardous Substance" includes, but is not restricted to, asbestos, polychlorinated biphenyls, petroleum, petroleum products, and petroleum wastes.


XVIII -- MISCELLANEOUS GENERAL PROVISIONS
-----------------------------------------

                  18.01 - RELOCATION; TERMINATION. Tenant acknowledges and agrees that Landlord has the right and option to relocate Tenant to different premises within the Building or to a different building within the Campus or to a different building on another campus controlled by Landlord. Tenant agrees that this Lease is, and Tenant's possession rights hereunder are, subject to said relocation rights. In such event, Tenant agrees to relocate in accordance with Landlord's plan of relocation and to cooperate fully with Landlord in completing the relocation. In the event that Tenant should cease to be an entity which is controlled by The Limited, Inc., then Landlord shall have the right and option to terminate this Lease by giving Tenant written notice of such termination at least one hundred eighty (180) days prior to the proposed Effective Date of the termination. For the purposes of this section, a tenant is "controlled by" The Limited, Inc. if The Limited, Inc., or one of its subsidiaries, owns in excess of 50% of the voting shares of such tenant.

                  18.02 - DEFINITION OF RENT. Any amounts of money to be paid by Tenant to Landlord pursuant to the provisions of this Lease, whether or not such payments are denominated "Rent" and whether or not they are to be periodic or recurring, shall be deemed "Rent" for purposes of this Lease; and any failure to pay any of the same, as provided in Section 16.01 hereof, shall entitle Landlord to exercise all of the rights and remedies afforded hereby or by law for the collection and enforcement of Tenant's obligation to pay Rent. Tenant's obligation to pay any such Rent, pursuant to the provisions of this Lease, shall survive the expiration or other termination of this Lease and the surrender of possession of the Premises after any hold over period.

                  18.03 - ESTOPPEL CERTIFICATE. Tenant agrees, at any time and from time to time, upon not less than ten (10) calendar days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord, as appropriate, a statement in writing (i) certifying that this Lease is unmodified and in full force and effect, (or, if there have been modifications, stating such modifications); (ii) stating the dates to which the rent and any other charges hereunder have been paid by Tenant;, (iii) stating whether or not, to the best of Tenant's knowledge, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which Tenant may have knowledge; and (iv) stating the address to which notices to Tenant should be sent. Any such statement delivered pursuant hereto may be relied upon by any owner of the Building or the Campus, any prospective purchaser of the Building, any mortgagee or prospective mortgagee of the Building, or any prospective assignee of any such mortgagee.

                  18.04 - GOVERNING LAW. This Lease shall be construed and enforced in accordance with the laws of the State of Ohio.

                  18.05 - SUCCESSORS AND ASSIGNS. This Lease and the respective rights and obligations of the parties hereto shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto, as well as the parties themselves; provided, however, that Landlord, its successors and assigns, shall be obligated to perform Landlord's covenants under this Lease only during and in respect to their successive periods of ownership during the Term of this Lease.

                  18.06 - SEVERABILITY OF INVALID PROVISIONS. If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall not be affected or impaired, and such remaining provisions shall remain in full force and effect.

                  18.07 - CERTAIN WORDS, GENDER AND HEADINGS. As used in this Lease, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular and the singular for the plural, where appropriate; and words of any gender shall include any other gender. The topical headings of the several paragraphs of this Lease are inserted only as a matter of convenience and reference, and do not affect, define, limit or describe the scope or intent of this Lease.

                  18.08 - QUIET ENJOYMENT. So long as Tenant pays the prescribed rent and performs or observes all of the terms, conditions, covenants and obligations of this Lease required to be performed or observed by it hereunder, Tenant shall, at all times during the Term hereof, have the peaceable and quiet enjoyment, possession, occupancy and use of the Premises, without any interference from Landlord or any person or persons claiming the Premises, by, through or under Landlord.

                  18.09 - COMPLETE AGREEMENT; AMENDMENTS. This Lease, including all Exhibits, Riders and Addenda, constitutes the entire agreement between the parties hereto; it supersedes all previous understandings and agreements between the parties, if any, and no oral or implied representation or understandings shall vary its terms; and it may not be amended, except by a written instrument executed by both parties hereto.

                  18.10 - REASONABLE MODIFICATIONS. Tenant will consent to such reasonable modifications of this Lease as Landlord may hereafter find it necessary to make in order to obtain mortgage financing, provided that such modifications (a) do not change the rental to be paid hereunder or the length of the Term of the Lease; and

(b) do not impose obligations upon Tenant which are substantially or practically more burdensome to it than the obligations contained herein.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

Witnesses as to Landlord:           LANDLORD:

                                    DISTRIBUTION LAND CORP., a Delaware
                                    corporation


                                    By:
-------------------------------         -------------------------------------
Print Name:                             George R. Sappenfield
           --------------------         Vice President - Real Estate
-------------------------------
Print Name:
           --------------------     ATTESTED BY:

-------------------------------     ----------------------------------
Print Name:                              C. David Zoba
           --------------------          Vice President and Senior Counsel
-------------------------------          - Real Estate
Print Name:
           --------------------


Witnesses as to Tenant:             TENANT:

                                    BATH & BODY WORKS, INC., a
                                    Delaware corporation


                                    By:
-------------------------------         -------------------------------------
Print Name:                              George R. Sappenfield
           --------------------          Vice President - Real Estate
-------------------------------
Print Name:
           --------------------
                                    ATTESTED BY:

-------------------------------     ----------------------------------
Print Name:                              C. David Zoba
           --------------------          Vice President and Senior Counsel
-------------------------------          - Real Estate
Print Name:
           --------------------

STATE OF OHIO,
COUNTY OF FRANKLIN, SS:

         The foregoing instrument was acknowledged before me this _____ day of ____________, 1999, by George R. Sappenfield and C. David Zoba, Vice President - Real Estate and Vice President and Senior Counsel - Real Estate, respectively, of Distribution Land Corp., a Delaware corporation, on behalf of the corporation.


                                  ------------------------------
                                  Notary Public





STATE OF OHIO,
COUNTY OF FRANKLIN, SS:

         The foregoing instrument was acknowledged before me this _____ day of _____________, 1999, by George R. Sappenfield and C. David Zoba, Vice President
- Real Estate and Vice President and Senior Counsel - Real Estate, respectively, of Bath & Body Works, Inc., a Delaware corporation, on behalf of the corporation.


                                  ------------------------------
                                  Notary Public





This Instrument Prepared By:
         Vorys, Sater, Seymour and Pease LLP
         52 East Gay Street
         P.O. Box 1008
         Columbus, OH  43216-1008